Organizational Chart of Dai-ichi Life Holdings, Inc. as of March 31, 2026[1]



Dai-ichi Life Holdings, Inc.* (Japan) (Ultimate Controlling Person)
99.9988%
Dai-ichi Life International Holdings LLC (Japan)
100%
Dai-ichi Life International Limited (Japan)
0.0012%
QOLead, Limited (Japan)
DLI North America Inc. (USA)
The Dai-ichi Life Insurance Company, Limited[2] (Japan)
50%
Daiichi Life Marubeni Real Estate Co., Ltd. (Japan)
ipet Insurance Co., Ltd.[2] (Japan)
Benefit One Inc. (Japan)
36.84%
PT Panin Internasional (Indonesia)
Daiichi Life Insurance (Cambodia) PLC.[2] (Cambodia)
TAL Daiichi Life Australia Pty Ltd (Australia)
47.42%
Star Union Dai-ichi Life Insurance Company Limited[2] (India)
10.49%
YuLife Holdings Ltd. (United Kingdom)
Partners Group Holdings Limited (New Zealand)
Protective Life Corporation[3] (USA)
Nihon Bussan Co., Ltd. (Japan)
75%
DAI-ICHI SEIMEI CARD SERVICE Co., LTD[5] (Japan)
TAL Life Limited[2] (Australia)
TAL Services Limited (Australia)
TAL Life Insurance Services Limited[2] (Australia)
TAL Australia Distribution Limited (Australia)
TAL Direct Pty Ltd. (Australia)
National Financial Solutions Pty Limited (Australia)
Lifebroker Pty Limited (Australia)
19.9%
Challenger Limited (Australia)
Dai-ichi Life International (Europe) Limited (UK)
The Neo First Life Insurance Company, Limited[2] (Japan)
95%
Panin Dai-ichi Life[2] (Indonesia)
5%
International Life Solutions Proprietary Limited (South Africa)
DL – Canyon Investments LLC (USA)
73.1670%
Topaz Capital, Inc. (Japan)
81.67%
The Dai-ichi Life Research Institute Inc.[4] (Japan)
Daiichi Life Asia Pacific Pte. Ltd. (Singapore)
Vertex Investment Solutions Co., Ltd. (Japan)
Dai-ichi Life Reinsurance Bermuda Ltd. (Bermuda)
The Dai-ichi Frontier Life Insurance Co., Ltd.[2] (Japan)
The Dai-ichi Life Techno Cross Co., Ltd. (Japan)
49%
Asset Management One USA Inc. (USA)
49%
Asset Management One Co., Ltd. (Japan)
Daiichi Life Insurance Myanmar Ltd.[2] (Myanmar)
Dai-ichi Life Insurance Company of Vietnam, Limited[2] (Vietnam)
Dai-ichi Life Vietnam Fund Management Company Limited (Vietnam)
Dai-ichi Mekong Shared Service Center Company Limited (Vietnam)
Subsidiaries shown on subsequent pages.

1. Except as otherwise indicated, chart does not reflect less than 50% ownership interests
2. Insurance company
3. Pages 6-9 contain a list of Protective Life Corporation's subsidiaries
4. The voting rights pertaining to The Dai-ichi Life Research Institute Inc. are split among other affiliates of Dai-ichi Life Holdings, Inc. as follows:
   - DAI-ICHI SEIMEI CARD SERVICE Co., LTD. – 9.58%
   - Nihon Bussan Co., Ltd. – 8.75%

   As such, the Dai-ichi group owns 100% of the voting rights pertaining to The Dai-ichi Life Research Institute Inc.
5. The voting rights pertaining to DAI-ICHI SEIMEI CARD SERVICE Co., LTD. Are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows:
   - Nihon Bussan Co., Ltd. – 20%

   As such, the Dai-ichi group owns 95% of the voting rights pertaining to DAI-ICHI SEIMEI CARD SERVICE Co., LTD.

* Effissimo Capital Management Pte Ltd. ("Effissimo") and Effissimo's controlling persons Takashi Kousaka, Hisaaki Sato, and Yoichiro Imai are considered by the New York State Department of Financial Services, for New York insurance regulatory purposes only, to be controlling persons of MONY Life Insurance Company and Protective Life and Annuity Insurance Company. Based on the Statement of Changes to Large-Volume Holdings available on Electronic Disclosure for Investors' Network (EDINET) as of April 10, 2025, Effissimo, a non-affiliated asset management company, may be deemed the beneficial owner of 10.99% of the common stock of Dai-ichi Life Holdings, Inc.

Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Partners Life Limited1 (New Zealand) Dai-ichi Life International Holdings LLC (Japan) Evince Limited (New Zealand) Organizational Chart of Dai-ichi Life Holdings, Inc. as of March 31, 2026 Partners Group Nominee Limited (New Zealand) Partners Group Holdings Limited (New Zealand) 1 insurance company Dai-ichi Life International Limited (Japan) 99.9988% 0.0012% 100%

Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Dai-ichi Life Challenged Co., Ltd. (Japan) 49% 80% 1 The voting rights pertaining to Corporate-pension Business Service Co., Ltd. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows: ● The Dai-ichi Life Techno Cross Co., Ltd. – 1% As such, the Dai-ichi group owns 50% of the voting rights pertaining to Corporate-pension Business Service Co., Ltd. The Dai-ichi Life Insurance Company, Limited (Japan) A.F. BUILDING MANAGEMENT CO., LTD. (Japan) Dai-ichi Life Business Service Co., Ltd. (Japan) 100% Alpha Consulting Co., Ltd. (Japan) 100% Organizational Chart of Dai-ichi Life Holdings, Inc. as of March 31, 2026 Dai-ichi Smart Small-amount and Short-term Insurance Company, Limited (Japan) 100% 100% Corporate-pension Business Service Co., Ltd. 1 (Japan)

Organizational Chart of Dai-ichi Life Holdings, Inc. as of March 31, 2026



Dai-ichi Life Holdings, Inc.
(Japan)
(Ultimate Controlling Person)
Benefit One Inc.
(Japan)
1%
BENEFIT ONE USA, INC.
(USA)
BENEFIT ONE CONSULTING (SHANGHAI) INC.
(China)
BENEFIT ONE INTERNATIONAL PTE. LTD.
(Singapore)
Rouken Publishing Co. Ltd.
(Japan)
BENEFITONE ENGAGEMENT TECHNOLOGIES PRIVATE LIMITED
(India)
38.5%
61.5%
70%
99%
PT. BENEFIT ONE INDONESIA
(Indonesia)
REWARDZ PRIVATE LIMITED
(Singapore)
REWARDZ BENEFITS SDN. BHD.
(Malaysia)
FLABULESS FZ LLC
(UAE)

Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Organizational Chart of Dai-ichi Life Holdings, Inc. as of March 31, 2026 Daiichi Life Marubeni Real Estate Co., Ltd. (Japan) THE DAI-ICHI BUILDING CO., LTD. (Japan) Marubeni Asset Management Co., Ltd. (Japan) O.M. Building Management Inc.3 (Japan) 50% SOHGO HOUSING CO., LTD.2 (Japan) Dai-Ichi Life Realty Asset Management Co., Ltd.1 (Japan) Marubeni REIT Advisors Co., Ltd. (Japan) Marubeni Real Estate Development Co., Ltd. (Japan) Marubeni Real Estate Management Co., Ltd. (Japan) 85.5% 40% 70% 1 The shares of Dai-ichi Life Realty Asset Management Co., Ltd. are held 70% by Daiichi Life Marubeni Real Estate Co., Ltd. and 30% by THE DAI-ICHI BUILDING CO., LTD. In other words, they are wholly owned by Daiichi Life Marubeni Real Estate Co., Ltd. and its subsidiaries. Dai-ichi Life Holdings, Inc. owns 50% of the shares of Daiichi Life Marubeni Real Estate Co., Ltd., and therefore the percentage of voting rights in Dai-ichi Life Realty Asset Management Co., Ltd. held by the Dai-ichi group is 50%. 2 The shares of SOHGO HOUSING CO., Ltd. are held 85.5% by Daiichi Life Marubeni Real Estate Co., Ltd. and 14.5% by THE DAI-ICHI BUILDING CO., LTD. In other words, they are wholly owned by Daiichi Life Marubeni Real Estate Co., Ltd. and its subsidiaries. Dai-ichi Life Holdings, Inc. owns 50% of the shares of Daiichi Life Marubeni Real Estate Co., Ltd. and therefore the percentage of voting rights in SOHGO HOUSING CO., Ltd. held by the Dai-ichi group is 50%. 3 The shares of O.M. Building Management Inc. are held 40% by THE DAI-ICHI BUILDING CO., LTD. and 10% by The Dai-ichi Life Insurance Company, Limited. Since Dai-ichi Life Holdings, Inc. owns 50% of the shares of Daiichi Life Marubeni Real Estate Co., Ltd. the percentage of voting rights in O.M. Building Management Inc. held by the Dai-ichi group is 30%. Marubeni Real Estate Agency Co., Ltd. (Japan) Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Organizational Chart of Dai-ichi Life Holdings, Inc. as of March 31, 2026 Daiichi Life Marubeni Real Estate Co., Ltd. (Japan) THE DAI-ICHI BUILDING CO., LTD. (Japan) Marubeni Asset Management Co., Ltd. (Japan) O.M. Building Management Inc.3 (Japan) 50% SOHGO HOUSING CO., LTD.2 (Japan) Dai-Ichi Life Realty Asset Management Co., Ltd.1 (Japan) Marubeni REIT Advisors Co., Ltd. (Japan) Marubeni Real Estate Development Co., Ltd. (Japan) Marubeni Real Estate Management Co., Ltd. (Japan) 85.5% 40% 70% 1 The shares of Dai-ichi Life Realty Asset Management Co., Ltd. are held 70% by Daiichi Life Marubeni Real Estate Co., Ltd. and 30% by THE DAI-ICHI BUILDING CO., LTD. In other words, they are wholly owned by Daiichi Life Marubeni Real Estate Co., Ltd. and its subsidiaries. Dai-ichi Life Holdings, Inc. owns 50% of the shares of Daiichi Life Marubeni Real Estate Co., Ltd., and therefore the percentage of voting rights in Dai-ichi Life Realty Asset Management Co., Ltd. held by the Dai-ichi group is 50%. 2 The shares of SOHGO HOUSING CO., Ltd. are held 85.5% by Daiichi Life Marubeni Real Estate Co., Ltd. and 14.5% by THE DAI-ICHI BUILDING CO., LTD. In other words, they are wholly owned by Daiichi Life Marubeni Real Estate Co., Ltd. and its subsidiaries. Dai-ichi Life Holdings, Inc. owns 50% of the shares of Daiichi Life Marubeni Real Estate Co., Ltd. and therefore the percentage of voting rights in SOHGO HOUSING CO., Ltd. held by the Dai-ichi group is 50%. 3 The shares of O.M. Building Management Inc. are held 40% by THE DAI-ICHI BUILDING CO., LTD. and 10% by The Dai-ichi Life Insurance Company, Limited. Since Dai-ichi Life Holdings, Inc. owns 50% of the shares of Daiichi Life Marubeni Real Estate Co., Ltd. the percentage of voting rights in O.M. Building Management Inc. held by the Dai-ichi group is 30%. Marubeni Real Estate Agency Co., Ltd. (Japan)

Protective Life Corporation (DE) TIN 95-2492236 Protective Life Insurance Company1 (NE) PLC owns 100% of stock TIN 63-0169720 NAIC 68136 1 insurance company 2 special purpose financial insurance company Protective Life and Annuity Insurance Company1 (AL) (commercially domiciled – NY) PLC owns 100% of non-voting preferred stock PLICO owns 100% of voting stock TIN 63-0761690 NAIC 88536 MONY Life Insurance Company1 (NY) PLICO owns 100% of stock TIN 13-1632487 NAIC 66370 Organizational Chart of Dai-ichi Life Holdings, Inc. as of March 31, 2026 Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Dai-ichi Life International Holdings LLC (Japan) ShelterPoint Group, Inc. (NY) PLICO owns 100% of stock TIN 11-2284016 ShelterPoint Life Insurance Company1 (NY) TIN 11-2284118 NAIC 81434 ShelterPoint Insurance Company.1 (FL) TIN 86-0367818 NAIC 89958 Dai-ichi Life International Limited (Japan) 99.9988% 0.0012% 100% 100% Protective ML Holdings 1, LLC (DE) PLICO owns 100% of membership interests TIN 33-4524758 Magnolia Re, Inc. (VT)2 PLICO owns 100% of stock TIN 39-2280797 NAIC17815

Organizational Chart of Dai-ichi Life Holdings, Inc. as of March 31, 2026



Dai-ichi Life Holdings, Inc.
(Japan)
(Ultimate Controlling Person)
100%
99.9988%
Dai-ichi Life International Holdings LLC
(Japan)
Dai-ichi Life International Limited
(Japan)
100%
0.0012%
Protective Life Corporation (DE)
TIN 95-2492236
Protective Life Insurance Company[1] (NE)
PLC owns 100% of stock
TIN 63-0169720
NAIC 68136
Protective Life Reinsurance Bermuda Ltd.
(Bermuda)
PLICO owns 100% of stock
TIN 98-1512479
USWC Holding Company (USWC) (FL)
PLICO owns 100% of stock
TIN 20-8645816
Protective Property & Casualty Insurance Company [1] (MO)
PLICO owns 100% of stock
TIN 43-1139865
NAIC 35769
Western Diversified Services, Inc. (IL)
PLICO owns 100% of stock
TIN 36-2600350
United States Warranty Corp.[2] (FL)
USWC owns 100% of stock
TIN 59-1651866
New World Warranty Corp.[2] (FL)
USWC owns 100% of stock
TIN 20-8639268
Asset Protection Financial, Inc. (MO)
(formerly Lyndon Financial Corporation)
PPCIC owns 100% of stock
TIN 43-1819865
The Advantage Warranty Corporation[2] (FL)
WDS owns 100% of stock
TIN 36-3445516
USWC Installment Program, Inc. (FL)
USWC owns 100% of stock
TIN 20-8646196
Protective Asset Protection, Inc. (MO)
(formerly Lyndon Insurance Group, Inc.)
PLICO owns 100% of stock
TIN 43-1802403
A.U.L. Corp. (NV)
PLICO owns 100% of stock
TIN 68-0300949
Wisconsin A.U.L., Inc. (CA)
A.U.L. Corp. owns 100% of stock
TIN 68-0440623
Western General Warranty Corporation[2] (FL)
PAP owns 100% of stock
TIN 59-3126230
First Protection Company (MN)
PAP owns 100% of stock
TIN 41-1703034
Atlas Peak Insurance Company, Ltd.[1]
(Turks & Caicos)
PLICO owns 100% of stock
TIN 98-0137725
AUL Insurance Agency, Inc. (CA)
A.U.L. Corp. owns 100% of stock
TIN 68-0406407
Protective Administrative Services, Inc. (MO)
PAP owns 100% of stock
TIN 43-1724227
Western General Dealer Services, Inc. (CA)
PAP owns 100% of stock
TIN 47-0939814
First Protection Corporation of Florida[2] (FL)
FPC owns 100% of stock
TIN 41-1637611

[1] insurance company
[2] specialty insurer

Organizational Chart of Dai-ichi Life Holdings, Inc. as of March 31, 2026



Dai-ichi Life Holdings, Inc.
(Japan)
(Ultimate Controlling Person)
100%
99.9988%
Dai-ichi Life International Holdings LLC
(Japan)
Dai-ichi Life International Limited
(Japan)
100%
0.0012%
Protective Life Corporation (DE)
TIN 95-2492236
Investment Distributors, Inc. (TN)
PLC owns 100% of stock
TIN 63-1100710
Golden Gate Captive Insurance Company[2] (VT)
PLC owns 100% of stock
TIN 63-1191165 NAIC 60234
Chesterfield International Reinsurance Limited (Nevis)
PLC owns 100% of stock
TIN 98-0458684
Concourse Distributors, Inc. (AL)
PLC owns 100% of stock
TIN 33-1396088
First Protection Corporation (MN)
PLC owns 100% of stock
TIN 41-1368934
Dealer Services Reinsurance, Ltd. (Bermuda)
PLC owns 100% of stock
TIN 98-0199455
Empower Financial Resources, Inc. (DE)
(formerly Financial Leadership Alliance, Inc.)
PLC owns 100% of stock
TIN 46-5331907
Warranty Topco, Inc. (DE)
PLC owns 100% of stock
TIN 26-3854933
Protective Foundation, LLC (AL)
PLC owns 100% of membership interests
TIN 41-5073717
National Warranty Corp. (OR)
Warranty Topco, Inc. owns 100% of stock
TIN 93-1198148
Interstate National Dealer Services, Inc. (DE)
Warranty Topco, Inc. owns 100% of stock
TIN 11-3078398
PIPCO Reinsurance Company, Ltd.
(Turks & Caicos)
Warranty Topco, Inc. owns 100% of stock
TIN 98-0159153
Interstate Administrative Services, Inc. (DE)
INDS owns 100% of stock
TIN 20-1549705
Interstate National Dealer Services of Florida, Inc.[1] (FL)
INDS owns 100% of stock
TIN 11-3284019

[1] specialty insurer

[2] special purpose financial insurance company

Organizational Chart of Protective Life Corporation as of March 31, 2026


Dai-ichi Life Holdings, Inc.
(Japan)
(Ultimate Controlling Person)
99.9988%
0.0012%
Dai-ichi Life International Holdings LLC
(Japan)
Dai-ichi Life International Limited
(Japan)
Protective Life Corporation (DE)[1]
TIN 95-2492236
Turbo Topco, Inc. (DE)
TIN 84-2855430
Turbo Intermediate, Inc. (DE)
TIN 84-2888092
Turbo Buyer, Inc. (DE)
TIN 84-2774149
Piston Acquisition Company, Inc. (DE)
TIN 81-2921633
PGM Holdings Corporation (DE)
TIN - 90-0919323
Portfolio Holding, Inc. (DE) "PHI"
TIN 46-1625561
Portfolio Captive Insurance Company
(TX)[3]
TIN 81-1383985
Folio Protection Company, Inc. (TX)
TIN 84-2790842
Portfolio Services Limited, Inc. (TX)
TIN 99-0380279
Express Systems, Inc. (CA)
TIN 33-0620692
Portfolio SE, Inc. (TX)[4]
TIN 30-0964112
Standard Group Insurance, Ltd. (TCI)
TIN 04-3160317
Express Performance RE, Ltd. (TCI)
TIN 98-0596201
SGR Ltd. (TCI)
TIN None
Veritas Insurance Ltd. (TCI)
TIN 98-0698837
PRO Consulting, LLC (WA)
TIN 91-1914078
ALDS Holdings, Inc. (DE)
TIN 92-1647133
Finance Concepts LLC (CA)
TIN 45-0980182
Sean Moore Holdings, Inc. (DE)
TIN 93-3532764
New Global Administrators, LLC (MA)
TIN 37-2027711
National Automotive Experts LLC
(OH)
TIN 20-4752011
NWAN, Inc. (OH)
TIN 46-1273738
Villa Mani Reinsurance
Company, Ltd. (TCI)
TIN 98-1437144
Imprise Captive
Insurance Co. (OH)[3]
TIN 36-4812450
New AIG LLC (MA)
TIN 38-4206540
Automotive Platform
Holdings LLC (DE)[2]
TIN 86-2884016
New RMG LLC (CT)
TIN 35-2741013

[1] Unless otherwise indicated, all ownership interests are 100%
[2] PHI owns 50%; New AIG owns 50%
[3] captive insurance company
[4] specialty insurer